Annual
Report

                                                             September 30, 1998

Franklin Strategic Mortgage Portfolio

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


GRAPHIC PICTURE OMITTED



Charles B. Johnson
Chairman
Franklin Strategic
Mortgage Portfolio


CONTENTS

Shareholder Letter ..........   1

Manager's Discussion ........   4

Performance Summary .........   7

Financial Highlights &
Statement of Investments ....   9

Financial Statements ........  13

Notes to
Financial Statements ........  16

Independent
Auditors' Report ............  19


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Strategic Mortgage Portfolio annual report for the period ended September 30, 1998.

FOREIGN STORMS BRING RAIN

Although El Nino's effects on domestic weather subsided in June, the U.S. stock market faced its own version of adverse elements in August. By the end of the reporting period, financial events at home mirrored the downpour abroad, where washed-out currencies flooded foreign markets. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's spectacular gains. On that day the Dow Jones(R) Industrial Average (DJIA) lost
512.61 points or 6.37% of its value.1 Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems are more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell dramatically from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.

At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Low inflation at home and foreign investors flocking to U.S. bonds, especially U.S. Treasuries, as a "safe haven" from stock market volatility abroad, drove bond prices higher. Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S. Treasury bond ended the reporting period yielding 4.98%, compared with 6.41% a year earlier.2


1. Source: Bloomberg.


What is an investor to do faced with steeply fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of +17.81% a year.3 Also, there have been fewer market corrections during the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.

WEATHERPROOFING YOUR PORTFOLIO

In times like these, it's easy to understand why people can become emotional about their investments. That's why I believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.4 Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.


2. Ibid.
3.  Source:  Stocks,  Bonds,  Bills,  and  Inflation  1998  Yearbook,   Ibbotson
Associates.


An important component of a long-term approach is having a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.


Sincerely,



Charles B. Johnson
Chairman
Franklin Strategic Mortgage Portfolio


4. Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index - Lehman Brothers; for stock market measured by the S&P 500 Index - Standard & Poor's(R).


MANAGER'S DISCUSSION

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Mortgage Portfolio seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1
--------------------------------------------------------------------------------

Strong economic growth and low inflation characterized the United States economy during the 12-month reporting period. Robust consumer demand was the primary driver for the 3.6% annualized U.S. gross domestic product growth rate, from the end of second quarter 1997, through second quarter 1998.2 An extremely strong labor market, as seen in September's 4.6% unemployment rate, which hovered near a 30-year low, supported high levels of consumer confidence during the reporting period.2 A booming housing market, resulting from low unemployment as well as falling interest rates, further contributed to economic growth during the reporting period.

The presence of tight labor markets pushing up wage and benefit costs has not yet translated into consumer price inflation. Commodity prices fell as the Asian contagion stifled global demand. At the same time, productivity gains in the U.S. allowed businesses to absorb rising labor costs without passing them on to consumers. The unique combination of these two factors helped keep inflation extremely low during the reporting period, as demonstrated by the Consumer Price Index (CPI) increase of only 1.5% from September 30, 1997, to September 30, 1998.3


1. U.S. government securities owned by the fund or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.
2. Source: Bloomberg.
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.


Inflation's inability to ignite was one factor precipitating the U.S. interest rate decline over the past year. 30-year Treasury interest rates fell 143 basis points during the reporting period, from 6.41% to 4.98%. The federal budget deficit reduction and U.S. Treasury securities' increased popularity among investors also spurred falling interest rates.

Disruptions in the Asian economies sent shockwaves throughout global financial markets, spurring investors' flight to quality into "safe haven" U.S. Treasury securities. This surge in popularity, occurring during a period of reduced supply, drove up the prices of Treasuries, causing their yields to fall during the reporting period. At the same time, increased tax receipts, prompted by a strong U.S. economy and the federal government's higher degree of fiscal responsibility, reduced the need for Treasury borrowing, thereby lowering the supply of Treasury securities on the market.

The flight to quality also led to the U.S. dollar's appreciation relative to many currencies. As a consequence, U.S. products became more expensive and less competitive with their foreign counterparts. In addition, the Asian crisis exerted a drag on U.S. economic growth in early 1998, dampening exports and manufacturing activity. Although bad news for the American trade deficit, the influx of cheaper foreign goods reaching American shores should keep inflation at bay. Anticipating that U.S. economic growth will slow under the weight of the global financial crisis, the Federal Reserve Board lowered the Federal Funds target rate to 5.25% on September 29.4


3. Source: Standard & Poor's Micropal.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



The magnitude and abruptness of the late-summer Treasury market rally prevented mortgage pass-throughs from keeping pace with comparable, recently issued
Treasury securities. In the midst of the global turmoil, it seemed that investors shunned all other financial instruments in favor of U.S. Treasuries. As a consequence, the yield spread widened between Treasury securities and mortgage-backed securities.

Over the past twelve months, we increased our exposure to lower-coupon mortgage pass-throughs, which offer more insulation from prepayment risk than higher-coupon pass-throughs. Prepayment risk is the risk that the borrower will take advantage of lower interest rates to refinance his home loan, repaying the original mortgage holder ahead of time; thereby causing the mortgage holder to lose this source of income. In such an environment the returned principal can only be reinvested at the current, lower rates. We also held non-callable U.S. Treasury and agency securities in the portfolio, anticipating they would benefit from the lower interest-rate environment. We will look to add to our mortgage securities holdings as relative value opportunities arise.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


4. Source: Bloomberg.


PERFORMANCE SUMMARY

The share price of Franklin Strategic Mortgage Portfolio, as measured by net asset value, increased 18 cents, from $9.96 on September 30, 1997, to $10.14 on September 30, 1998. During the one-year reporting period, shareholders received dividend income totaling 65.887 cents ($0.65887). Distributions will vary based on the fund's income, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.3196 cents ($0.053196) and the maximum offering price of $10.59 on September 30, 1998, your fund's distribution rate was 6.11%.

The chart on page 8 illustrates the performance of the fund since its inception in 1993, compared with that of the Salomon Brothers Mortgage-Backed Securities Index. Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Strategic Mortgage Portfolio's had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Past performance is not predictive of future results.


Dividend Distributions
10/1/97 - 9/30/98*

                                 Dividend
Month                            per share
--------------------------------------------
October                         5.7027 cents
November                        5.4468 cents
December                        6.2921 cents
January                         5.3962 cents
February                        5.3138 cents
March                           5.5958 cents
April                           5.0581 cents
May                             5.0931 cents
June                            5.7765 cents
July                            5.5012 cents
August                          5.3911 cents
September                       5.3196 cents
--------------------------------------------
Total                          65.8870 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


Periods ended 9/30/98
                                                                                     SINCE
                                                                                   INCEPTION
                                         1-YEAR        3-YEAR        5-YEAR        (2/1/93)
--------------------------------------------------------------------------------------------
Cumulative Total Return1                   8.71%        26.20%        40.64%        49.26%

Average Annual Total Return2               4.11%         6.51%         6.14%         6.52%

Distribution Rate3                6.11%

30-Day Standardized Yield4        6.09%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus actual total returns would be lower.
3. Distribution rate is based on an annualization of the current 5.3196 cent per share monthly dividend and the maximum offering price of $10.59 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.29%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. Since markets can go down as well as up, your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Highlights

                                                                       YEAR ENDED SEPTEMBER 30,
                                                       -------------------------------------------------------
                                                           1998       1997       1996       1995       1994
                                                       -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                       $ 9.96      $9.74      $9.91      $9.42      $10.24
                                                       -------------------------------------------------------
Income from investment operations:
 Net investment income                                      .660       .708       .717       .714        .553
 Net realized and unrealized gains (losses)                 .179       .220      (.170)      .490       (.711)
                                                       -------------------------------------------------------
Total from investment operations                            .839       .928       .547      1.204       (.158)
                                                       -------------------------------------------------------

Less distributions from:
 Net investment income                                     (.659)     (.708)     (.717)     (.714)      (.553)
 Net realized gains                                           --         --         --         --       (.109)
                                                       -------------------------------------------------------
Total distributions                                        (.659)     (.708)     (.717)     (.714)      (.662)
                                                       -------------------------------------------------------
Net asset value, end of year                             $10.14      $9.96      $9.74      $9.91      $ 9.42
                                                       =======================================================

Total return+                                              8.71%      9.84%      5.69%     13.27%      (1.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                         $14,551      $8,934     $6,847     $5,980      $5,223
Ratios to average net assets:
 Expenses                                                    --%        --%        --%        --%         --%
 Expenses excluding waiver and payments by affiliate        .74%       .82%      1.11%      1.24%       1.28%
 Net investment income                                     6.56%      7.18%      7.26%      7.42%       5.65%
Portfolio turnover rate*                                  38.15%     13.59%     17.64%     34.20%      86.38%

+Total return does not reflect sales commissions and is not annualized. *The portfolio turnover rate excludes mortgage dollar roll transactions.



                       See notes to financial statements.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Statement of Investments, September 30, 1998

                                                                                     PRINCIPAL
                                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
bMortgage-Backed Securities  70.0%
 Federal Home Loan Mortgage Corp. (FHLMC)  19.7%
 9.00%, 6/01/01                                                                      $  37,353   $  38,272
 6.50%, 11/01/01                                                                       132,158     134,085
 6.50%, 3/01/09                                                                         86,925      88,949
 7.00%, 6/01/09                                                                         54,957      56,513
 8.00%, 1/01/10                                                                         26,994      27,905
 7.50%, 4/01/10                                                                         44,931      46,418
 6.00%, 7/01/10                                                                         99,247     100,599
 6.50%, 4/01/11                                                                         53,431      54,647
 7.00%, 7/01/11                                                                         75,350      77,515
 6.00%, 5/01/13                                                                        244,640     247,516
 9.50%, 12/01/22                                                                        61,500      66,429
 7.00%, 6/01/24                                                                        124,524     128,071
 7.50%, 7/01/24                                                                         85,722      88,461
 8.00%, 7/01/24                                                                         71,560      74,005
 8.50%, 12/01/24                                                                       134,827     140,589
 8.00%, 6/01/25                                                                         21,375      22,100
 7.00%, 9/01/25                                                                         61,844      63,600
 7.00%, 10/01/25                                                                        35,391      36,397
 7.50%, 10/01/25                                                                        32,527      33,565
 7.50%, 1/01/26                                                                         50,456      52,066
 8.00%, 1/01/26                                                                         51,945      53,706
 7.00%, 3/01/26                                                                        144,657     148,778
 7.50%, 5/01/26                                                                         25,856      26,681
 7.50%, 1/01/27                                                                         47,885      49,413
 7.00%, 4/01/28                                                                        480,552     493,721
 7.00%, 5/01/28                                                                        505,218     519,611
                                                                                               -----------
 Total Federal Home Loan Mortgage Corp. (Cost $2,779,116)                                        2,869,612
                                                                                               -----------
 Federal National Mortgage Association (FNMA) 37.8%
 6.00%, 3/01/01                                                                        186,645     188,336
 5.75%, 6/15/05                                                                      1,800,000   1,886,547
 6.50%, 9/01/08                                                                         87,882      89,793
 7.00%, 7/01/09                                                                         76,678      78,792
 7.50%, 7/01/09                                                                         42,490      43,848
 6.00%, 4/01/11                                                                         39,001      39,454
 6.50%, 4/01/11                                                                         39,908      40,796
 6.00%, 5/01/11                                                                         42,992      43,492
 7.00%, 11/01/11                                                                        27,253      28,022
 7.37%, 11/01/23                                                                       140,526     144,807
 6.00%, 12/01/23                                                                        22,654      22,664
 6.50%, 6/01/24                                                                        383,760     391,107
 7.00%, 6/01/24                                                                        270,757     278,900
 8.50%, 7/01/24                                                                         23,144      24,169
 8.00%, 1/01/25                                                                         97,950     101,830
 9.00%, 1/01/25                                                                         84,342      89,141
 7.50%, 8/01/25                                                                        145,793     150,583
 7.50%, 11/01/25                                                                        41,685      43,055
 Federal National Mortgage Association (FNMA) (cont.)
 8.00%, 12/01/25                                                                    $  203,872  $  211,925
 7.00%, 1/01/26                                                                         53,568      55,182
 7.50%, 3/01/26                                                                         33,913      35,021
 7.00%, 6/01/26                                                                         62,586      64,467
 8.00%, 6/01/26                                                                         12,340      12,827
 8.00%, 7/01/26                                                                         26,340      27,380
 8.00%, 8/01/26                                                                         49,267      51,211
 7.50%, 10/01/26                                                                        60,438      62,411
 7.00%, 4/01/27                                                                        269,800     277,546
 6.50%, 3/01/28                                                                      1,004,222   1,022,305
                                                                                               -----------
 Total Federal National Mortgage Association (Cost $5,251,333)                                   5,505,611
                                                                                               -----------
 Government National Mortgage Association (GNMA), SF, 12.5%
 9.00%, 12/15/16                                                                        82,652      89,157
 10.00%, 10/15/18                                                                       44,103      48,626
 9.50%, 10/15/20                                                                        76,581      83,034
 8.00%, 2/15/23                                                                        145,074     152,023
 7.00%, 6/15/23                                                                        210,079     217,648
 7.50%, 6/15/23                                                                        100,366     104,319
 6.50%, 1/15/24                                                                        219,677     225,622
 8.50%, 7/15/24                                                                         75,833      80,872
 8.00%, 1/15/25                                                                         25,573      26,782
 7.50%, 9/15/25                                                                         57,359      59,552
 7.00%, 1/15/26                                                                         43,528      45,015
 7.50%, 1/15/26                                                                         63,214      65,619
 7.00%, 3/15/26                                                                         20,397      21,094
 7.50%, 5/15/26                                                                         18,071      18,758
 8.00%, 6/15/26                                                                         52,336      54,809
 8.50%, 8/15/26                                                                         11,212      11,992
 8.00%, 8/20/26                                                                         20,560      21,371
 7.50%, 10/15/26                                                                        33,930      35,221
 7.50%, 9/15/27                                                                        445,282     461,912
                                                                                               -----------
 Total Government National Mortgage Association (Cost $1,761,468)                                1,823,426
                                                                                               -----------
 Total Mortgage-Backed Securities (Cost $9,791,917)                                             10,198,649
                                                                                               -----------
 U.S. Government Securities 3.6%
 U.S. Treasury Notes, 5.625%, 12/31/02                                                 500,000     524,376
                                                                                               -----------
 Total U.S. Government Securities (Cost $506,719)                                                  524,376
                                                                                               -----------
 Total Long-Term Investments (Cost $10,298,636)                                                 10,723,025
                                                                                               -----------


aRepurchase Agreement 25.4%

 Joint Repurchase Agreement, 5.275%, 10/01/98 (Maturity Value $3,689,660)
  (Cost $3,689,120)                                                                 $3,689,120 $ 3,689,120
  BankAmerica Securities, Inc. (Maturity Value $371,769)
  Barclays Capital Group, Inc. (Maturity Value $343,739)
  BT Alex Brown, Inc. (Maturity Value $371,769)
  Chase Securities, Inc. (Maturity Value $371,769)
  CIBC Wood Gundy Securities Corp. (Maturity Value $371,769)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $371,769)
  Dresdner Kleinwort Benson North America, L.L.C. (Maturity Value $371,769)
  Greenwich Capital Markets, Inc. (Maturity Value $371,769)
  Paribas Corp. (Maturity Value $371,769)
  SBC Warburg Dillon Read, Inc. (Maturity Value $371,769)
    Collateralized by U.S. Treasury Bills & Notes                                              -----------
 Total Investments (Cost $13,987,756) 99.0%                                                     14,412,145
 Other Assets, less Liabilities 1.0%                                                               138,672
                                                                                               -----------
 Net Assets 100.0%                                                                             $14,550,817
                                                                                               -----------



aSee Note 1(b) regarding joint repurchase agreement.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
September 30, 1998


Assets:
 Investments in securities, at value (cost $10,298,636)                                       $10,723,025
 Repurchase agreements, at value and cost                                                       3,689,120
 Cash                                                                                              27,101
 Receivables:
  Capital shares sold                                                                              25,216
  Interest                                                                                         88,537
                                                                                               ----------
      Total assets                                                                             14,552,999
                                                                                               ----------
Liabilities:
 Payables:
  Capital shares redeemed                                                                           2,020
  Shareholders                                                                                        162
                                                                                               ----------
      Total liabilities                                                                             2,182
                                                                                               ----------
       Net assets, at value                                                                   $14,550,817
                                                                                               ----------

Net assets consist of:
 Net unrealized appreciation                                                                   $  424,389
 Accumulated net realized loss                                                                   (155,583)
 Capital shares                                                                                14,282,011
                                                                                               ----------
      Net assets, at value                                                                    $14,550,817
                                                                                               ----------
 Net asset value per share ($14,550,817 / 1,435,175 shares outstanding)*                           $10.14
                                                                                               ==========
 Maximum offering price per share ($10.14 / 95.75%)                                                $10.59
                                                                                               ==========


*Redemption price is equal to net asset value less any applicable sales charge.



                       See notes to financial statements.



STATEMENT OF OPERATIONS
for the year ended September 30, 1998


Investment income:
 Interest                                                                                      $  777,125
Expenses:
 Management fees (Note 3)                                                              47,370
 Transfer agent fees (Note 3)                                                           4,277
 Custodian fees                                                                            64
 Reports to shareholders                                                                4,167
 Registration and filing fees                                                          18,535
 Professional fees                                                                     12,959
 Other                                                                                    425
                                                                                     --------
      Total expenses                                                                               87,797
                                                                                               ----------
      Expenses waived/paid by affiliate (Note 3)                                                  (87,797)
                                                                                               ----------
       Net expenses                                                                                    --
                                                                                               ----------
        Net investment income                                                                     777,125
                                                                                               ----------
Realized and unrealized gains:
 Net realized gain from investments                                                                16,849
 Net unrealized appreciation on investments                                                       209,877
                                                                                               ----------
Net realized and unrealized gain                                                                  226,726
                                                                                               ----------
Net increase in net assets resulting from operations                                           $1,003,851
                                                                                               ==========



                       See notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
for the years ended September 30, 1998 and 1997

                                                                                             1998            1997
                                                                                     ---------------------------------
Increase in net assets:
 Operations:
  Net investment income                                                                  $  777,125      $  540,924
  Net realized gain from investments                                                         16,849           1,854
  Net unrealized appreciation on investments                                                209,877         166,546
                                                                                     ---------------------------------
      Net increase in net assets resulting from operations                                1,003,851         709,324
 Distributions to shareholders from net investment income                                  (775,976)       (539,448)
 Capital share transactions (Note 2)                                                      5,388,997       1,916,844
                                                                                     ---------------------------------
      Net increase in net assets                                                          5,616,872       2,086,720
Net assets (there was no undistributed net investment income at beginning and end of year):
 Beginning of year                                                                        8,933,945       6,847,225
                                                                                     ---------------------------------
 End of year                                                                            $14,550,817      $8,933,945
                                                                                     =================================



                       See notes to financial statements.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one Fund, the Franklin Strategic Mortgage Portfolio (the
Fund), which seeks total return. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1998, all outstanding repurchase agreements had been entered into on that date.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At September  30,  1998,  there were an  unlimited  number of shares  authorized
($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                        Year Ended September 30,
                                                       ------------------------------------------------------------
                                                                1998                               1997
                                                       ------------------------------------------------------------
                                                        Shares          Amount             Shares          Amount
                                                       ------------------------------------------------------------
Shares sold                                            736,173       $ 7,369,970          163,167        $1,611,537
Shares issued in reinvestment of distributions          67,712           678,453          52,806            521,075
Shares redeemed                                       (265,706)       (2,659,426)         (21,862)         (215,768)
                                                       ------------------------------------------------------------
Net increase                                           538,179       $ 5,388,997          194,111        $1,916,844
                                                       ============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or trustees of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized
    Fee Rate      Average Daily Net Assets
    ----------------------------------------------------------------------------
     .400%        First $250 million
     .380%        Over $250 million, up to and including $500 million
     .360%        In excess of $500 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees and assume payment of other expenses as noted in the Statement of Operations.

Distributors received net commissions from sales of Fund shares for the year of $5,058.

At September 30, 1998, Franklin Resources owned 48.47% of the Fund.

4. INCOME TAXES

At September 30, 1998, the Fund had tax basis capital losses of $144,687 which may be carried over to offset future capital gains. Such losses expire as follows:

     Capital loss carryovers expiring in:
      2002................................................    $ 90,251
      2004................................................      54,436
                                                            ----------
                                                              $144,687
                                                            ==========

At September 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $13,998,652 was as follows:

     Unrealized appreciation..............................    $414,535
     Unrealized depreciation..............................      (1,042)
                                                            ----------
     Net unrealized appreciation..........................    $413,493
                                                            ==========

Net realized  capital gains and losses  differ for  financial  statement and tax
purposes  primarily  due  to  differing   treatments  of  mortgage  dollar  roll
transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1998 aggregated $6,900,654 and $3,804,773, respectively.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Independent Auditors' Report

To the Shareholders and
Board of Trustees of
Franklin Strategic Mortgage Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


San Francisco, California
October 30, 1998






Franklin Strategic Mortgage Portfolio
Annual Report
September 30, 1998.


APPENDIX
DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the investment holdings of the Franklin Strategic Mortgage Portfolio based on total net assets as of 9/30/98.

30-Year Mortgage Pass-Throughs                 46.34%
U.S. Treasury Note                             16.57%
15-Year Mortgage Pass-Throughs                  7.58%
Balloon Mortgage Pass-Throughs                  2.21%
Adjustable Rate Mortgage                        0.99%
Cash & Equivalents                             26.31%



GRAPHIC MATERIAL (2)

This chart compares the performance of Franklin Strategic Mortgage Portfolio to the Salomon Brothers Mortgage-Backed Securities Index from (2/1/93 - 9/30/98)

                Franklin Strategic      Salomon Brothers
                Mortgage Portfolio       Mortgage-Backed
                                        Securities Index
--------------------------------------------------------
     2/1/93      $9,579                      $10,000
    2/28/93      $9,718          0.92%       $10,092
    3/31/93      $9,780          0.60%       $10,153
    4/30/93      $9,839          0.68%       $10,222
    5/31/93      $9,859          0.46%       $10,269
    6/30/93     $10,008          0.97%       $10,368
    7/31/93     $10,014          0.41%       $10,411
    8/31/93     $10,130          0.41%       $10,453
    9/30/93     $10,166          0.09%       $10,463
   10/31/93     $10,215          0.33%       $10,497
   11/30/93     $10,133         -0.18%       $10,478
   12/31/93     $10,230          0.75%       $10,557
    1/31/94     $10,349          1.01%       $10,664
    2/28/94     $10,187         -0.62%       $10,598
    3/31/94      $9,984         -2.47%       $10,336
    4/30/94      $9,932         -0.63%       $10,271
    5/31/94      $9,959          0.34%       $10,306
    6/30/94      $9,925         -0.25%       $10,280
    7/31/94     $10,109          1.95%       $10,480
    8/31/94     $10,139          0.21%       $10,502
    9/30/94     $10,002         -1.34%       $10,362
   10/31/94      $9,978         -0.03%       $10,358
   11/30/94      $9,952         -0.36%       $10,321
   12/31/94     $10,043          0.83%       $10,407
    1/31/95     $10,248          2.24%       $10,640
    2/28/95     $10,511          2.55%       $10,911
    3/31/95     $10,546          0.41%       $10,956
    4/30/95     $10,685          1.34%       $11,103
    5/31/95     $11,033          3.24%       $11,463
    6/30/95     $11,101          0.53%       $11,523
    7/31/95     $11,116          0.20%       $11,546
    8/31/95     $11,228          0.92%       $11,653
    9/30/95     $11,329          0.89%       $11,756
   10/31/95     $11,446          0.92%       $11,864
   11/30/95     $11,571          1.17%       $12,003
   12/31/95     $11,706          1.24%       $12,152
    1/31/96     $11,803          0.77%       $12,246
    2/29/96     $11,709         -0.79%       $12,149
    3/31/96     $11,658         -0.34%       $12,108
    4/30/96     $11,628         -0.46%       $12,052
    5/31/96     $11,591         -0.13%       $12,036
    6/30/96     $11,727          1.28%       $12,190
    7/31/96     $11,782          0.40%       $12,239
    8/31/96     $11,778          0.02%       $12,242
    9/30/96     $11,974          1.68%       $12,447
   10/31/96     $12,206          1.94%       $12,689
   11/30/96     $12,377          1.38%       $12,864
   12/31/96     $12,329         -0.44%       $12,807
    1/31/97     $12,414          0.85%       $12,916
    2/28/97     $12,437          0.11%       $12,930
    3/31/97     $12,392         -0.83%       $12,823
    4/30/97     $12,569          1.52%       $13,018
    5/31/97     $12,679          0.93%       $13,139
    6/30/97     $12,807          1.15%       $13,290
    7/31/97     $13,012          1.85%       $13,536
    8/31/97     $13,003         -0.18%       $13,511
    9/30/97     $13,152          1.19%       $13,672
   10/31/97     $13,280          1.08%       $13,820
   11/30/97     $13,312          0.34%       $13,867
   12/31/97     $13,436          0.91%       $13,993
    1/31/98     $13,563          0.93%       $14,123
    2/28/98     $13,594          0.30%       $14,166
    3/31/98     $13,643          0.39%       $14,221
    4/30/98     $13,712          0.56%       $14,300
    5/31/98     $13,809          0.70%       $14,401
    6/30/98     $13,889          0.44%       $14,464
    7/31/98     $13,951          0.49%       $14,535
    8/31/98     $14,096          0.91%       $14,667
    9/30/98     $14,297          1.20%       $14,843

Total            42.97%                       48.43%
Return